1290 FUNDS®

SUPPLEMENT DATED DECEMBER 6, 2019 TO THE PROSPECTUSES DATED MARCH 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectuses dated March 1, 2019, as supplemented, of 1290 Funds. You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain an additional copy of a Summary Prospectus, Prospectus or Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to1290Funds@dfinsolutions.com, or you can view, print, and download a copy of these documents at 1290 Funds’ website at www.1290Funds.com.

The purpose of this Supplement is to update information regarding the share class conversion feature.

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Effective December 10, 2019, the section of the Prospectuses entitled “9. Buying, Selling and Exchanging Shares” is hereby renamed “9. Buying, Selling, Exchanging and Converting Shares” and references to that section are updated throughout the Prospectuses accordingly.

Effective December 10, 2019, the section of the Prospectuses entitled “9. Buying, Selling and Exchanging Shares — Exchanging Shares” is hereby deleted in its entirety and replaced with the following:

Exchanging and Converting Shares

How to Exchange Shares

Shares of any class of each Fund generally may be exchanged for shares of the same class of any other Fund without paying a sales charge or a CDSC. Shares of any class of each Fund also may be acquired in exchange for shares of the same class of any other Fund without paying a sales charge or a CDSC. You may make exchanges only between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of a Fund may be legally sold. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale of the former on which gain or loss may be recognized.

How to Convert Shares

Shares of one class of a Fund may be converted into shares of another class of the same Fund, provided you meet the eligibility requirements for investing in the share class into which you are converting. A share class conversion has no effect on the dollar value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same Fund is a nontaxable event. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. Each Fund reserves the right to refuse any conversion request.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, a Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange or convert shares. Your broker or financial professional may charge you for its services.

By Mail

Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

1290 Funds

PO Box 8947

Boston, MA 02266-8947

By Telephone

If you have authorized this service, you may exchange by telephone by calling 1-888-310-0416.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website
Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

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